UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 5, 2023

Transphorm, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41295	82-1858829
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 Castilian Drive
Goleta, CA 93117
(Address of principal executive offices, including zip code)
(805) 456-1300
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TGAN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On July 5, 2023, Transphorm, Inc. (the “Company”) commenced its previously announced offering of shares of its common stock, par value $0.0001 per share (the “Common Stock”) through a rights offering (the “Rights Offering”). The Company distributed non-transferable rights (the “Subscription Rights”) to its stockholders of record as of 5:00 p.m., Eastern Daylight Time, on June 26, 2023, to purchase up to an aggregate of 4,545,454 shares of Common Stock, subject to increase, if necessary, to accommodate stockholders that may purchase an additional share of Common Stock in lieu of receiving a fractional share since no fractional shares will be issued.

The offering of the Common Stock pursuant to the Rights Offering is being made pursuant to the Company’s existing effective shelf registration statement on Form S-3 (File No. 333-267522) (the “Registration Statement”) on file with the Securities and Exchange Commission (the “SEC”), including the base prospectus contained therein (the “Base Prospectus”), and a prospectus supplement relating to the rights offering filed with the SEC on the date hereof (the “Prospectus Supplement” and together with the Base Prospectus, the “Prospectus”).

Questions about the Rights Offering and requests for copies of the Prospectus may be directed to Broadridge Corporate Issuer Solutions, LLC, the Company’s information agent and subscription agent for the Rights Offering, at (888) 789-8409.

In connection with the Rights Offering, the Company is filing certain ancillary documents as Exhibits 4.1 and 99.1 through 99.6 to this Current Report on Form 8-K for the purpose of incorporating such items by reference into the Prospectus. The Company is also filing, as Exhibit 5.1, the opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation in connection with the distribution of the Subscription Rights and the issuance of the Common Stock issuable upon exercise of the Subscription Rights.

On July 5, 2023, the Company issued a press release announcing the launch of the Rights Offering. A copy of the press release is attached as Exhibit 99.7 to this Current Report on Form 8-K.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company, nor shall there be any offer, solicitation or sale of any securities of the Company in any state or jurisdiction in which such offer, solicitation or sale would be unlawful under the securities laws of such state or jurisdiction.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Document
4.1	Form of Non-Transferable Subscription Rights Certificate
5.1	Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation
23.1	Consent of Wilson Sonsini Goodrich & Rosati, Professional Corporation (contained in Exhibit 5.1)
99.1	Form of Instructions as to Use of Transphorm, Inc. Non-Transferable Subscription Rights Certificates
99.2	Form of Notice to Stockholders Who Are Record Holders
99.3	Form of Notice to Stockholders Who Are Acting as Nominees
99.4	Form of Notice to Clients of Stockholders Who Are Acting as Nominees
99.5	Form of Beneficial Ownership Election Form
99.6	Form of Nominee Holder Certification
99.7	Press Release dated July 5, 2023
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSPHORM, INC.

Dated: July 5, 2023	By:	/s/ Cameron McAulay
Cameron McAulay
Chief Financial Officer